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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies in his capacity as an officer of Mercury Air Group, Inc. (the "Company") that the Annual Report of the Company on Form 10-K for the Fiscal Year ended June 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Company as and the results of the operations of the Company.




/s/ Joseph Czyzyk                                 Dated: October 14, 2002
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Joseph Czyzyk
President and Chief Executive Officer



/s/ Robert Schlax                                 Dated: October 14, 2002
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Robert Schlax Vice President of Finance and
Principal Financial Officer